UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-2260
                                   --------

 Value Line Larger Companies Fund, Inc.
--------------------------------------------------
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
---------------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-907-1500
                                                    ------------

Date of fiscal year end: December 31, 2006
                         -----------------

Date of reporting period: December 31, 2006
                          -----------------

Item I.  Reports to Stockholders.

      A copy of the Annual Report to Stockholders for the period ended 12/31/06 is included with this Form.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                December 31, 2006
--------------------------------------------------------------------------------



                     Value Line Larger Companies Fund, Inc.



                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

Value Line Larger Companies Fund, Inc.

                                                        To Our Value Line Larger
--------------------------------------------------------------------------------

To Our Shareholders:

The Value Line Larger Companies Fund (the "Fund") had a total return of 11.31% in 2006, compared to the 15.79% return of the S&P 500 Index(1).

The equity market had a strong second half in 2006, with the entire year's returns for the major indices being generated during this period. Several factors contributed to these gains. First, the Federal Reserve stopped raising the overnight lending rate during the summer, topping out at 5.25%, bringing to an end a monetary tightening cycle that began in 2004. The rate pause was a result of a slowing economic environment in combination with lower inflationary readings. In addition, energy prices began to retreat from their record levels of last summer helping to buoy consumer's purchasing power. Lastly, corporate earnings kept up their healthy growth pace leading to a record for consecutive double digit gains at 14 quarters in a row. However, given the strong operating margin improvement and the resulting strong earnings growth that U.S. corporations have delivered over the last several years, it would appear that these gains will be more moderate in the year ahead. The large level of corporate cash holdings, in combination with sizeable war chests held by private equity investors, should provide decent support to any pullbacks in the market.

In the past year, we have changed the strategy of the renamed Larger Companies Fund to focus solely on large-capitalized equity holdings as opposed to the multi-cap approach taken previously. The Value Line Larger Companies Fund will continue to invest in stocks that are ranked in the higher categories for price performance (rank 1 and 2) over the next six to twelve months by the Value Line TimelinessTM Ranking System. The System favors stocks with strong price and earnings momentum relative to those of all other companies in the Value Line Investment Survey of approximately 1,700 stocks. Our equity market forecasting model is currently bullish. The Fund's performance last year was subpar due to some poorly timed trades in the energy and information technology areas, but we expect a better showing in the year ahead.

As always, we appreciate your continued investment.


                                Sincerely,


                                /s/ Jean Bernhard Buttner
                                Jean Bernhard Buttner
                                Chairman and President

January 31, 2007

--------------------------------------------------------------------------------
(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
2

                                          Value Line Larger Companies Fund, Inc.

Companies Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The economy slowed markedly over the final three quarters of 2006, with growth decelerating from 5.6% in the opening period, to 2.6% in the second three months, and to just 2.0% and 2.2%, respectively, during the year's closing two quarters. Further Federal Reserve monetary tightening and soaring oil prices were initially responsible for the sharp slowdown in the nation's gross domestic product growth. Later on it was a downward spiral in the housing market that proved to be the primary culprit.

Now, as we start a new year, we find that the Fed is still on hold: oil prices seem to be stabilizing in the $55-$65 a barrel range: and there are signs that the aggregate economy is pressing forward at a modest, but seemingly sustainable, rate of 2.5%, or so. In our view, such a rate of GDP growth would allow corporate earnings to move modestly higher, but would be insufficient to push inflation up sharply.

Helping to sustain this prospective level of economic growth should be solid levels of activity in the retail sector, comparative stability in oil prices, and a steady monetary course at the Federal Reserve. The nation's business expansion is likely to be restrained, however, by weak housing demand, softness in the auto sector, and sluggish industrial activity.

Gross domestic product growth along these lines and accompanying subdued inflation probably would have positive ramifications for the stock and bond markets.


--------------------------------------------------------------------------------
                                                                               3

Value Line Larger Companies Fund, Inc.

--------------------------------------------------------------------------------

The following graph compares the performance of the Value Line Larger Companies Fund, Inc. to that of the S&P 500 Index. The Value Line Larger Companies Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

            Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Fund, Inc. and the S&P 500 Index*

      [THE FOLLOWING WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL]

                                 Value Line
                               Larger Companies         S&P 500
                                  Fund, Inc.          Stock Index
                               ----------------       -----------
                1/1/1996            10,000              10,000
               3/31/1996             9,356              10,267
               6/30/1996            11,117              12,059
               9/30/1996            12,713              12,963
              12/31/1996            12,379              13,336
               3/31/1997            14,220              15,196
               6/30/1997            15,219              15,698
               9/30/1997            13,197              14,136
              12/31/1997            17,285              17,146
               3/31/1998            19,116              18,001
               6/30/1998            19,527              19,270
               9/30/1998            18,774              18,066
              12/31/1998            22,641              20,755
               3/31/1999            24,097              21,231
               6/30/1999            23,066              20,666
               9/30/1999            22,832              20,466
              12/31/1999            19,489              18,865
               3/31/2000            16,880              16,628
               6/30/2000            18,571              17,601
               9/30/2000            15,368              15,018
              12/31/2000            17,438              16,623
               3/31/2001            17,433              16,669
               6/30/2001            15,051              14,435
               9/30/2001            12,760              11,941
              12/31/2001            12,737              12,949
               3/31/2002            12,529              12,541
               6/30/2002            13,721              14,472
               9/30/2002            13,910              14,854
              12/31/2002            14,723              16,663
               3/31/2003            14,965              16,945
               6/30/2003            14,860              17,237
               9/30/2003            14,533              16,914
              12/31/2003            15,995              18,475
               3/31/2004            15,606              18,079
               6/30/2004            16,270              18,326
               9/30/2004            17,542              18,987
              12/31/2004            17,638              19,383
               3/31/2005            19,343              20,199
               6/30/2005            18,375              19,909
               9/30/2005            18,423              21,036
              12/31/2005            19,632              22,445

* The Standard and Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

      The return for the index does not reflect expenses which are deducted from the Fund's returns.

PERFORMANCE DATA:**

                                                           Growth of an
                                     Average Annual     Assumed Investment
                                      Total Return          of $10,000
                                    ----------------   -------------------
 1 year ended 12/31/06 ..........        11.31%              $11,131
 5 years ended 12/31/06 .........         2.40%              $11,258
10 years ended 12/31/06 .........         6.98%              $19,632

--------------------------------------------------------------------------------
** The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


--------------------------------------------------------------------------------
4

                                          Value Line Larger Companies Fund, Inc.

--------------------------------------------------------------------------------

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                                                          Expenses* paid
                                                        Beginning           Ending        during period
                                                      account value     account value      7/1/06 thru
                                                          7/1/06           12/31/06          12/31/06
                                                     ---------------   ---------------   ---------------
Actual ...........................................     $ 1,000.00        $ 1,068.40          $ 5.84
Hypothetical (5% return before expenses) .........     $ 1,000.00        $ 1,019.55          $ 5.70

--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.12% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.


--------------------------------------------------------------------------------
                                                                               5

Value Line Larger Companies Fund, Inc.

Portfolio Highlights at December 31, 2006 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                                           Percentage
Issue                                                         Shares         Value        of Net Assets
---------------------------------------------------------   ---------   --------------   --------------
Schering-Plough Corp. ...................................    144,000     $ 3,404,160           1.14%
Stryker Corp. ...........................................     61,000     $ 3,361,710           1.13%
AT&T, Inc. ..............................................     94,000     $ 3,360,500           1.13%
WPP Group PLC ADR .......................................     49,000     $ 3,319,260           1.11%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR .........    298,697     $ 3,264,758           1.09%
Applied Materials, Inc. .................................    176,000     $ 3,247,200           1.09%
Waste Management, Inc. ..................................     88,000     $ 3,235,760           1.08%
Chevron Corp. ...........................................     44,000     $ 3,235,320           1.08%
Google, Inc. Class A ....................................      7,000     $ 3,223,360           1.08%
Lockheed Martin Corp. ...................................     35,000     $ 3,222,450           1.08%

--------------------------------------------------------------------------------
Asset Allocation -- Percentage of Total Net Assets

[THE FOLLOWING WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                             97.1%
Cash & Other                               2.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Weightings -- Percentage of Total Investment Securities

[THE FOLLOWING WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL]

Consumer, Non-cyclical                    20.9%
Technology                                16.7%
Financial                                 16.5%
Communications                            15.9%
Industrial                                11.5%
Consumer, Cyclical                        10.2%
Basic Materials                            4.0%
Energy                                     3.2%
Utilities                                  1.1%

--------------------------------------------------------------------------------
6

                                          Value Line Larger Companies Fund, Inc.

Schedule of Investments                                        December 31, 2006
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
             ADVERTISING (2.2%)
     30,000  Omnicom Group, Inc. ...............................  $   3,136,200
     49,000  WPP Group PLC ADR .................................      3,319,260
                                                                  -------------
                                                                      6,455,460
             AEROSPACE/DEFENSE (2.1%)
     35,000  Lockheed Martin Corp. .............................      3,222,450
     57,000  Raytheon Co. ......................................      3,009,600
                                                                  -------------
                                                                      6,232,050
             AIR TRANSPORT (1.0%)
     41,000  United Parcel Service, Inc.
             Class B ...........................................      3,074,180
             AUTO & TRUCK (2.1%)
    100,000  General Motors Corp. ..............................      3,072,000
     44,000  Volvo AB ADR ......................................      3,028,080
                                                                  -------------
                                                                      6,100,080
             BANK (2.0%)
     62,000  JPMorgan Chase & Co. ..............................      2,994,600
     83,000  Wells Fargo & Co. .................................      2,951,480
                                                                  -------------
                                                                      5,946,080
             BEVERAGE -- SOFT DRINK (1.0%)
     63,000  Coca-Cola Co. (The) ...............................      3,039,750
             BIOTECHNOLOGY (2.0%)
     42,000  Amgen, Inc.* ......................................      2,869,020
     37,000  Genentech, Inc.* ..................................      3,001,810
                                                                  -------------
                                                                      5,870,830
             CABLE TV (2.0%)
     71,000  Comcast Corp. Class A* ............................      2,973,480
    120,000  DIRECTV Group, Inc. (The)* ........................      2,992,800
                                                                  -------------
                                                                      5,966,280
             CHEMICAL -- BASIC (2.0%)
     71,000  Dow Chemical Co. (The) ............................      2,835,740
     63,000  E.I. du Pont de Nemours and Co. ...................      3,068,730
                                                                  -------------
                                                                      5,904,470
             CHEMICAL -- DIVERSIFIED (1.0%)
     38,000  3M Co. ............................................      2,961,340
             COMPUTER & PERIPHERALS (3.1%)
     36,000  Apple, Inc.* ......................................      3,054,240
     73,000  Hewlett-Packard Co. ...............................      3,006,870
     32,000  International Business
               Machines Corp. ..................................      3,108,800
                                                                  -------------
                                                                      9,169,910
             COMPUTER SOFTWARE &
               SERVICES (8.0%)
     83,000  Accenture Ltd. Class A ............................      3,065,190
     58,000  Automatic Data Processing, Inc. ...................      2,856,500
    111,000  Electronic Data Systems Corp. .....................      3,058,050
     55,000  Infosys Technologies Ltd. ADR .....................      3,000,800
     97,000  Microsoft Corp. ...................................      2,896,420
    176,000  Oracle Corp.* .....................................      3,016,640
     76,000  Paychex, Inc. .....................................      3,005,040
     58,000  SAP AG ADR ........................................      3,079,800
                                                                  -------------
                                                                     23,978,440
             DIVERSIFIED COMPANIES (2.0%)
     41,000  Danaher Corp. .....................................      2,970,040
     67,000  Honeywell International, Inc. .....................      3,031,080
                                                                  -------------
                                                                      6,001,120
             DRUG (6.1%)
     57,000  Biogen Idec, Inc.* ................................      2,803,830
     52,000  Celgene Corp.* ....................................      2,991,560
     59,000  Forest Laboratories, Inc.* ........................      2,985,400
     46,000  Gilead Sciences, Inc.* ............................      2,986,780
     55,000  GlaxoSmithKline PLC ADR ...........................      2,901,800
    144,000  Schering-Plough Corp. .............................      3,404,160
                                                                  -------------
                                                                     18,073,530
             ELECTRICAL EQUIPMENT (1.0%)
     82,000  General Electric Co. ..............................      3,051,220

                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                               7

Value Line Larger Companies Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
             ELECTRICAL UTILITY --
               CENTRAL (1.0%)
     73,000  American Electric Power
             Company, Inc. .....................................  $   3,108,340
             ENTERTAINMENT (2.0%)
    136,000  Time Warner, Inc. .................................      2,962,080
     88,000  Walt Disney Co. (The) .............................      3,015,760
                                                                  -------------
                                                                      5,977,840
             ENVIRONMENTAL (1.1%)
     88,000  Waste Management, Inc. ............................      3,235,760
             FINANCIAL SERVICES --
               DIVERSIFIED (3.0%)
     42,000  American International Group, Inc. ................      3,009,720
     53,000  Citigroup, Inc. ...................................      2,952,100
     26,000  Franklin Resources, Inc. ..........................      2,864,420
                                                                  -------------
                                                                      8,826,240
             FOOD PROCESSING (1.0%)
     85,000  Kraft Foods, Inc. Class A .........................      3,034,500
             FOOD WHOLESALERS (1.0%)
     81,000  Sysco Corp. .......................................      2,977,560
             FOREIGN ELECTRONICS (1.0%)
     53,000  CANON, Inc. ADR ...................................      2,999,270
             FOREIGN
               TELECOMMUNICATIONS (1.0%)
     76,000  Telefonaktiebolaget LM
             Ericsson ADR ......................................      3,057,480
             GROCERY (1.0%)
    126,000  Kroger Co. (The) ..................................      2,906,820
             HOTEL/GAMING (0.9%)
     49,000  MGM MIRAGE* .......................................      2,810,150
             INFORMATION SERVICES (1.0%)
     45,000  Moody's Corp. .....................................      3,107,700
             INSURANCE -- LIFE (2.1%)
     53,000  MetLife, Inc. .....................................      3,127,530
     35,000  Prudential Financial, Inc. ........................      3,005,100
                                                                  -------------
                                                                      6,132,630
             INSURANCE -- PROPERTY &
               CASUALTY (3.0%)
     49,000  Allstate Corp. (The) ..............................      3,190,390
         27  Berkshire Hathaway, Inc. Class A* .................      2,969,730
     53,000  St. Paul Travelers
               Companies, Inc. (The) ...........................      2,845,570
                                                                  -------------
                                                                      9,005,690
             INTERNET (1.1%)
      7,000  Google, Inc. Class A* .............................      3,223,360
             MEDICAL SERVICES (1.0%)
     70,000  Aetna, Inc. .......................................      3,022,600
             MEDICAL SUPPLIES (5.2%)
     25,000  Alcon, Inc. .......................................      2,794,250
     48,000  Johnson & Johnson .................................      3,168,960
     57,000  Medtronic, Inc. ...................................      3,050,070
     61,000  Stryker Corp. .....................................      3,361,710
     41,000  Zimmer Holdings, Inc.* ............................      3,213,580
                                                                  -------------
                                                                     15,588,570
             METALS & MINING
               DIVERSIFIED (0.9%)
     57,000  Alcan, Inc. .......................................      2,778,180
             NEWSPAPER (1.0%)
    135,000  News Corp. Class B ................................      3,005,100
             OFFICE EQUIPMENT &
               SUPPLIES (2.0%)
    111,000  Staples, Inc. .....................................      2,963,700
    180,000  Xerox Corp.* ......................................      3,051,000
                                                                     ----------
                                                                      6,014,700
             PAPER & FOREST PRODUCTS (1.0%)
     85,000  International Paper Co. ...........................      2,898,500
             PETROLEUM -- INTEGRATED (3.1%)
     44,000  Chevron Corp. .....................................      3,235,320
     40,000  Exxon Mobil Corp. .................................      3,065,200
     33,000  Marathon Oil Corp. ................................      3,052,500
                                                                  -------------
                                                                      9,353,020

See Notes to Financial Statements.
--------------------------------------------------------------------------------
8

                                          Value Line Larger Companies Fund, Inc.

                                                               December 31, 2006
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
             PHARMACY SERVICES (1.0%)
     65,000  Walgreen Co. ......................................  $   2,982,850
             PRECISION INSTRUMENT (1.0%)
     83,000  Agilent Technologies, Inc.* .......................      2,892,550
             RAILROAD (0.9%)
     65,000  Canadian National Railway Co. .....................      2,796,950
             RECREATION (1.0%)
     43,000  Harley-Davidson, Inc. .............................      3,030,210
             RETAIL STORE (4.9%)
     38,000  J.C. Penney Company, Inc. .........................      2,939,680
     43,000  Kohl's Corp.* .....................................      2,942,490
     62,000  Nordstrom, Inc. ...................................      3,059,080
     51,000  Target Corp. ......................................      2,909,550
     62,000  Wal-Mart Stores, Inc. .............................      2,863,160
                                                                  -------------
                                                                     14,713,960
             SECURITIES BROKERAGE (6.0%)
     18,000  Bear Stearns Companies, Inc. (The)                       2,930,040
    158,000  Charles Schwab Corp. (The) ........................      3,055,720
      5,900  Chicago Mercantile Exchange
               Holdings, Inc. ..................................      3,007,525
     15,000  Goldman Sachs Group, Inc. (The) ...................      2,990,250
     37,000  Lehman Brothers Holdings, Inc. ....................      2,890,440
     37,000  Morgan Stanley ....................................      3,012,910
                                                                  -------------
                                                                     17,886,885
             SEMICONDUCTOR (2.1%)
    161,000  STMicroelectronics N.V. ...........................      2,962,400
    298,697  Taiwan Semiconductor
               Manufacturing Co. Ltd. ADR ......................      3,264,758
                                                                  -------------
                                                                      6,227,158
             SEMICONDUCTOR -
               EQUIPMENT (1.1%)
    176,000  Applied Materials, Inc. ...........................      3,247,200
             TELECOMMUNICATION
               SERVICES (4.2%)
     94,000  AT&T, Inc. ........................................      3,360,500
     49,000  BT Group PLC ADR ..................................      2,934,610
    375,000  Qwest Communications
               International, Inc.* ............................     3,138,750
     47,000  Telefonica S.A. ADR ...............................      2,996,250
                                                                  -------------
                                                                     12,430,110
             TELECOMMUNICATIONS
               EQUIPMENT (2.0%)
    110,000  Cisco Systems, Inc.* ..............................      3,006,300
    145,000  Nokia Oyj ADR .....................................      2,946,400
                                                                  -------------
                                                                      5,952,700
             WIRELESS NETWORKING (0.9%)
     22,000  Research In Motion Ltd.* ..........................      2,811,160
             TOTAL COMMON STOCKS
               AND TOTAL INVESTMENT
               SECURITIES (97.1%)
               (Cost $260,509,521) .............................    289,860,483
                                                                  -------------

 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.6%)
$13,700,000  With Morgan Stanley & Co.,
               4.60%, dated 12/29/06, due
               1/2/07, delivery value
               $ 13,707,002 (collateralized
               by $14,125,000 U.S.
               Treasury Notes 3.75%, due
               5/15/08, with a value of
               $13,975,300) ....................................  $  13,700,000
             TOTAL REPURCHASE
               AGREEMENTS
               (Cost $13,700,000) ..............................      13,700,000
                                                                  -------------
EXCESS OF LIABILITIES OVER CASH
  AND OTHER ASSETS (-1.7%)                                           (4,959,004)
                                                                  -------------
NET ASSETS (100.0%)                                               $ 298,601,479
                                                                  =============
NET ASSET VALUE OFFERING AND
  REDEMPTION PRICE, PER
  OUTSTANDING SHARE
  ($298,601,479 \ 13,973,003 shares
  outstanding)                                                    $       21.37
                                                                  =============

*     Non-income producing.


ADR   American Depositary Receipt

                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                               9

Value Line Larger Companies Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2006
--------------------------------------------------------------------------------

Assets:
Investment securities, at value
   (Cost - $260,509,521) ...................................      $ 289,860,483
Repurchase agreements
   (Cost - $13,700,000) ....................................         13,700,000
Cash .......................................................            170,663
Receivable for securities sold .............................          6,102,532
Interest and dividends receivable ..........................            385,852
Receivable for capital shares sold .........................             23,477
                                                                  -------------
     Total Assets ..........................................        310,243,007
                                                                  -------------
Liabilities:
Payable for securities purchased ...........................         11,226,126
Payable for capital shares repurchased .....................             93,477
Accrued expenses:
   Advisory fee ............................................            191,097
   Directors' fees and expenses ............................              6,673
   Other ...................................................            124,155
                                                                  -------------
     Total Liabilities .....................................         11,641,528
                                                                  -------------
Net Assets .................................................      $ 298,601,479
                                                                  =============
Net assets consist of:
Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   13,973,003 shares) ......................................      $  13,973,003
Additional paid-in capital .................................        248,429,980
Accumulated net investment loss ............................               (213)
Accumulated net realized gain on
   investments .............................................          6,847,929
Net unrealized appreciation of investments
   and foreign currency translations .......................         29,350,780
                                                                  -------------
Net Assets .................................................      $ 298,601,479
                                                                  =============
Net Asset Value, Offering and
   Redemption Price per Outstanding
   Share ($298,601,479 \ 13,973,003
   shares outstanding) .....................................      $       21.37
                                                                  =============

Statement of Operations
for the Year Ended December 31, 2006
--------------------------------------------------------------------------------

Investment Income:
Dividends (Net of foreign withholding tax
   of $82,075) .............................................      $   3,126,703
Interest ...................................................            228,229
                                                                  -------------
     Total Income ..........................................          3,354,932
                                                                  -------------
Expenses:
Advisory fee ...............................................          2,284,421
Service and distribution plan fees .........................            761,474
Interest expense ...........................................            373,802
Transfer agent fees ........................................            122,325
Printing and postage .......................................            113,300
Auditing and legal fees ....................................             80,800
Registration and filing fees ...............................             47,549
Custodian fees .............................................             42,950
Insurance ..................................................             41,770
Directors' fees and expenses ...............................             29,726
Commitment fee .............................................             18,887
Telephone ..................................................             14,330
Other ......................................................             15,944
                                                                  -------------
   Total Expenses Before Custody Credits
     and Fees Waived .......................................          3,947,278
   Less: Service and Distribution Plan Fees
     Waived ................................................           (249,922)
   Less: Custody Credits ...................................             (6,024)
                                                                  -------------
   Net Expenses ............................................          3,691,332
                                                                  -------------
Net Investment Loss ........................................           (336,400)
                                                                  -------------
Net Realized and Unrealized Gain/(Loss)
   on Investments and Foreign Exchange
   Transactions:
   Net Realized Gain .......................................         36,463,882
   Change in Net Unrealized Appreciation/
     (Depreciation) ........................................         (3,387,889)
                                                                  -------------
Net Realized Gain and Change in Net
   Unrealized Appreciation/(Depreciation)
   on Investments and Foreign Exchange
   Transactions ............................................         33,075,993
                                                                  -------------
   Net Increase in Net Assets from
     Operations ............................................      $  32,739,593
                                                                  =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------
10

                                         Value Line Larger Companies Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2006 and 2005
--------------------------------------------------------------------------------

                                                                               Year Ended            Year Ended
                                                                           December 31, 2006     December 31, 2005*
                                                                           -----------------     ------------------
Operations:
  Net investment loss .................................................       $    (336,400)         $  (2,031,708)
  Net realized gain on investments ....................................          36,463,882             32,459,752
  Change in net unrealized depreciation ...............................          (3,387,889)            (1,085,643)
                                                                              -------------          -------------
  Net increase in net assets from operations ..........................          32,739,593             29,342,401
                                                                              -------------          -------------
Distributions to Shareholders:
  Net realized gain from investment transactions ......................         (41,502,440)           (64,698,703)
                                                                              -------------          -------------
Capital Share Transactions:
  Proceeds from sale of shares ........................................           7,342,544              6,460,483
  Proceeds from reinvestment of distributions to shareholders .........          39,379,161             61,773,802
  Cost of shares repurchased ..........................................         (39,768,698)           (51,066,642)
                                                                              -------------          -------------
  Net increase from capital share transactions ........................           6,953,007             17,167,643
                                                                              -------------          -------------
Total Decrease in Net Assets ..........................................          (1,809,840)           (18,188,659)
Net Assets:
  Beginning of year ...................................................         300,411,319            318,599,978
                                                                              -------------          -------------
  End of year .........................................................       $ 298,601,479          $ 300,411,319
                                                                              =============          =============
Accumulated net investment loss, at end of year .......................       $        (213)         $          --
                                                                              =============          =============

*     Numbers were previously presented rounded to thousands.

                                              See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              11

Value Line Larger Companies Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

Value Line Larger Companies Fund, Inc. (the "Fund") (formerly known as Value Line Leveraged Growth Investors, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


(A) Security Valuation. Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund's policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.


--------------------------------------------------------------------------------
12

                                         Value Line Larger Companies Fund, Inc.

                                                               December 31, 2006
--------------------------------------------------------------------------------

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(F) Representations and Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2.     Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows:

                                             Year Ended           Year Ended
                                         December 31, 2006     December 31, 2005
                                         -----------------     -----------------
Shares sold ..........................           313,738               252,862
Shares issued to
   shareholders in
   reinvestment of
   distributions .....................         1,834,998             2,756,528
                                            ------------          ------------
                                               2,148,736             3,009,390
Shares repurchased ...................        (1,686,145)           (1,976,094)
                                            ------------          ------------
Net increase .........................           462,591             1,033,296
                                            ------------          ------------
Distributions per
   share from net
   realized gains ....................      $     3.3986          $     5.9579
                                            ------------          ------------

3.     Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                  Year Ended
                                                               December 31, 2006
                                                              ------------------
PURCHASES:
   Investment Securities .................................       $ 618,940,521
                                                                 -------------
SALES:
   Investment Securities .................................       $ 651,720,919
                                                                 -------------


--------------------------------------------------------------------------------
                                                                              13

Value Line Larger Companies Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

4.    Income Taxes

At December 31, 2006, information on the tax components of capital is as follows:

Cost of investment for tax purposes ......................        $ 274,209,521
                                                                  -------------
Gross tax unrealized appreciation ........................        $  30,529,240
Gross tax unrealized depreciation ........................           (1,178,278)
                                                                  -------------
Net tax unrealized appreciation on
   investments ...........................................        $  29,350,962
                                                                  -------------
Undistributed ordinary income ............................        $   5,533,884
                                                                  -------------
Undistributed long-term gain .............................        $   1,314,045
                                                                  -------------

The tax composition of distributions to shareholders for the years ended December 31, 2006 and December 31, 2005 were as follows:

                                                    2006               2005
                                                ------------        ------------
Ordinary income ........................        $ 29,217,233        $ 27,836,231
Long-term
   capital gain ........................          12,285,207          36,862,472
                                                ------------        ------------
                                                $ 41,502,440        $ 64,698,703
                                                ------------        ------------

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased accumulated net investment loss by $337,708 and decreased accumulated net realized gain by approximately $337,708. Net assets were not affected by this reclassification. These reclasses were primarily due to differing treatments of foreign currency translation and net operating losses for tax purposes.

5. Investment Advisory Fees, Service and Distribution Fees, and Transactions With Affiliates

An advisory fee of $2,284,421 was paid or payable to Value Line, Inc., the Fund's investment adviser, (the "Adviser"), for the year ended December 31, 2006. This was computed at the rate of 3/4 of 1% of the average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds' respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2006, fees amounting to $761,474 were paid or payable to the Distributor under this Plan. Effective August 31, 2006 the Distributor voluntarily waived this fee. For the year ended December 31, 2006, the fees waived amounted to $249,922. The Distributor has no right to recoup prior waivers.

For the year ended December 31, 2006, the Fund's expenses were reduced by $6,024 under a custody credit arrangement with the custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 150,847 shares of the Fund's capital stock, representing 1.08% of the outstanding shares at December 31, 2006. In addition, officers and directors of the Fund as a group owned 193 shares of the Fund, representing less than 1% of the outstanding shares.

6.    Borrowing Arrangement

During the year ended December 31, 2006, the Fund had a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement were as follows: The first $12.5 million was available on a committed basis which, at the Fund's option, was either at SSBT's prime rate or at the Federal Funds Rate plus 1%, whichever was less, and was subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million were made available on an unsecured basis at the same interest rate options stated above. The agreement was terminated on September 22, 2006.


--------------------------------------------------------------------------------
14

                                          Value Line Larger Companies Fund, Inc.

                                                               December 31, 2006
--------------------------------------------------------------------------------

The weighted average amount of borrowings outstanding for the period January 1, 2006 through September 22, 2006, amounted to approximately $12,760,694, at a weighted average interest rate of 6.10% for 173 days outstanding. The maximum amount of borrowings outstanding at any time during the period was $34,690,000 on May 16, 2006 which was approximately 11.0% of net assets. For the year ended December 31, 2006, interest expense of $373,802 related to borrowings and commitment fees of $18,887 under the agreement were paid or payable to SSBT.



--------------------------------------------------------------------------------
                                                                              15

Value Line Larger Companies Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:


                                                                                Years Ended December 31,
                                                        --------------------------------------------------------------------------
                                                            2006              2005           2004           2003           2002
                                                        --------------------------------------------------------------------------
Net asset value, beginning of year ...................  $     22.24       $     25.53    $     27.96    $     27.68    $     38.43
                                                        -----------       -----------    -----------    -----------    -----------
Income (loss) from Investment Operations:
 Net investment loss .................................        (0.02)            (0.15)         (0.10)         (0.07)         (0.17)
 Net gains or losses on securities
  (both realized and unrealized) .....................         2.55              2.82           2.51           4.34         (10.19)
                                                        -----------       -----------    -----------    -----------    -----------
 Total income from investment operations .............         2.53              2.67           2.41           4.27         (10.36)
                                                        -----------       -----------    -----------    -----------    -----------
Less distributions:
Distributions from net realized gains ................        (3.40)            (5.96)         (4.84)         (3.99)         (0.39)
                                                        -----------       -----------    -----------    -----------    -----------
Net asset value, end of year .........................  $     21.37       $     22.24    $     25.53    $     27.96    $     27.68
                                                        ===========       ===========    ===========    ===========    ===========
Total return .........................................        11.31%            10.28%          8.64%         15.60%        (26.96)%
                                                        ===========       ===========    ===========    ===========    ===========
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ...............  $   298,601       $   300,411    $   318,600    $   342,162    $   334,494
Ratio of expenses to average net assets
 (including interest expense) (1) ....................         1.30%(3)          1.19%          1.16%          1.15%          1.25%
Ratio of expenses to average net assets
 (excluding interest expense) (2) ....................         1.17%(4)          1.16%          1.15%          1.15%          1.14%
Ratio of net investment loss to average net assets ...        (0.11)%           (0.67)%        (0.39)%        (0.24)%        (0.49)%
Portfolio turnover rate ..............................          203%              218%           200%           110%            28%

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.29% for the year ended December 31, 2006 and unchanged for the years ended December 31, 2005, 2004, 2003 and 2002.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the years shown.

(3) Ratio reflects expenses grossed up for the voluntary waiver of the service and distribution plan fee by the Distributor. The ratio of expenses to average net assets net of the voluntary fee waiver, but exclusive of the custody credit arrangement, would have been 1.21% for the year ended December 31, 2006.

(4) Ratio reflects expenses grossed up for the voluntary waiver of the service and distribution plan fee by the Distributor. The ratio of expenses to average net assets net of the voluntary fee waiver, but exclusive of the custody credit arrangement, would have been 1.09% for the year ended December 31, 2006.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
16

                                          Value Line Larger Companies Fund, Inc.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line Larger Companies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Larger Companies Fund, Inc. (formerly Value Line Leveraged Growth Investors, Inc.) (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 26, 2007


--------------------------------------------------------------------------------
                                                                              17

Value Line Larger Companies Fund, Inc.

Federal Tax Status of Distributions (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
For corporate taxpayers, 10.15% of the ordinary income distribution paid during the calendar year 2006 qualify for the corporate dividends received deductions.

During the calendar year 2006, 11.90% of the ordinary income distribution are treated as qualified dividends.

During the calendar year 2006, the Fund distributed $12,285,207 of long-term capital gain to its shareholders.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18

                                          Value Line Larger Companies Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.


                                                                                                       Other
                                                    Length of     Principal Occupation                 Directorships
Name, Address, and Age       Position               Time Served   During the Past 5 Years              Held by Director
-----------------------------------------------------------------------------------------------------------------------
Interested Director*

Jean Bernhard Buttner        Chairman of the        Since 1983    Chairman, President and Chief        Value Line, Inc.
Age 72                       Board of Directors                   Executive Officer of Value Line,
                             and President                        Inc. (the "Adviser") and Value
                                                                  Line Publishing, Inc. Chairman
                                                                  and President of each of the 14
                                                                  Value Line Funds and Value Line
                                                                  Securities, Inc. (the
                                                                  "Distributor").
-----------------------------------------------------------------------------------------------------------------------
Non-Interested Directors

John W. Chandler             Director               Since 1991    Consultant, Academic Search          None
18 Victoria Lane                                                  Consultation Service, Inc.,
Lanesboro, MA 01237                                               (1994-2004). Trustee Emeritus
Age 83                                                            and Chairman (1993-1994) of the
                                                                  Board of Trustees of Duke
                                                                  University; President Emeritus,
                                                                  Williams College.
-----------------------------------------------------------------------------------------------------------------------
Frances T. Newton            Director               Since 2000    Customer Support Analyst, Duke       None
4921 Buckingham Drive                                             Power Company.
Charlotte, NC 28209
Age 65
-----------------------------------------------------------------------------------------------------------------------
Francis C. Oakley            Director               Since 2000    Professor of History,                Berkshire Life
54 Scott Hill Road                                                Williams College (1961 to 2002);     Insurance
Williamstown, MA 01267                                            Professor Emeritus since 2002.       Company
Age 75                                                            President Emeritus since 1994 and    of America
                                                                  President (1985-1994); Chairman
                                                                  (1993-1997) and Interim
                                                                  President (2002-2003) of the
                                                                  American Council of Learned
                                                                  Societies. Trustee since 1997 and
                                                                  Chairman of the Board since
                                                                  2005, National Humanities Center.
-----------------------------------------------------------------------------------------------------------------------
David H. Porter              Director               Since 1997    Visiting Professor of Classics,      None
5 Birch Run Drive                                                 Williams College, since 1999;
Saratoga Springs, NY 12866                                        President Emeritus, Skidmore
Age 71                                                            College since 1999 and President,
                                                                  (1987-1998).
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                                              19

Value Line Larger Companies Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------


                                                                                                       Other
                                                    Length of     Principal Occupation                 Directorships
Name, Address, and Age       Position               Time Served   During the Past 5 Years              Held by Director
-----------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts           Director               Since 1983    Chairman, Institute for              A. Schulman Inc.
169 Pompano St.                                                   Political Economy.                   (plastics)
Panama City Beach, FL 32413
Age 68
-----------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr            Director               Since 1996    Senior Financial Adviser,            None
1409 Beaumont Drive                                               Veritable L.P. (investment adviser)
Gladwyne, PA 19035                                                since 2004; Senior Financial
Age 58                                                            Adviser, Hawthorn (2001-2004).
-----------------------------------------------------------------------------------------------------------------------
Officers

David T. Henigson            Vice President,        Since 1994    Director, Vice President and
Age 49                       Secretary and Chief                  Compliance Officer of the
                             Compliance Officer                   Adviser. Director and Vice
                                                                  President of the Distributor. Vice
                                                                  President, Secretary, and Chief
                                                                  Compliance Officer of each of the
                                                                  14 Value Line Funds.
-----------------------------------------------------------------------------------------------------------------------
Stephen R. Anastasio         Treasurer              Since 2005    Controller of the Adviser until
Age 47                                                            2003; Chief Financial Officer of
                                                                  the Adviser, (2003-2005);
                                                                  Treasurer of the Adviser since
                                                                  2005. Treasurer of each of the 14
                                                                  Value Line Funds.
-----------------------------------------------------------------------------------------------------------------------
Howard A. Brecher            Assistant Treasurer/   Since 2005    Director, Vice President and
Age 53                       Assistant Secretary                  Secretary of the Adviser. Director
                                                                  and Vice President of the
                                                                  Distributor.
-----------------------------------------------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address f or each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20

                                         Value Line Larger Companies Fund, Inc.

--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund's website at http://www.vlfunds.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.


--------------------------------------------------------------------------------
                                                                              21

Value Line Larger Companies Fund, Inc.

--------------------------------------------------------------------------------



                    [This page is intentionally left blank.]



--------------------------------------------------------------------------------
22

                                         Value Line Larger Companies Fund, Inc.

--------------------------------------------------------------------------------



                    [This page is intentionally left blank.]



--------------------------------------------------------------------------------
                                                                              23

Value Line Larger Companies Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Larger Companies Fund's sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.


1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or Value Plus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am - 5pm CST, Monday - Friday, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
24

INVESTMENT ADVISER      Value Line, Inc.
                        220 East 42nd Street
                        New York, NY 10017-5891

DISTRIBUTOR             Value Line Securities, Inc.
                        220 East 42nd Street
                        New York, NY 10017-5891

CUSTODIAN BANK          State Street Bank and Trust Co.
                        225 Franklin Street
                        Boston, MA 02110

SHAREHOLDER             State Street Bank and Trust Co.
SERVICING AGENT         c/o BFDS
                        P.O. Box 219729
                        Kansas City, MO 64121-9729

INDEPENDENT             PricewaterhouseCoopers LLP
REGISTERED PUBLIC       300 Madison Avenue
ACCOUNTING FIRM         New York, NY 10017

LEGAL COUNSEL           Peter D. Lowenstein, Esq.
                        496 Valley Road
                        Cos Cob, CT 06807

DIRECTORS               Jean Bernhard Buttner
                        John W. Chandler
                        Frances T. Newton
                        Francis C. Oakley
                        David H. Porter
                        Paul Craig Roberts
                        Nancy-Beth Sheerr

OFFICERS                Jean Bernhard Buttner
                        Chairman and President
                        David T. Henigson
                        Vice President/Secretary/
                        Chief Compliance Officer
                        Stephen R. Anastasio
                        Treasurer
                        Howard A. Brecher
                        Assistant Secretary/
                        Assistant Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                        #537653

Item 2.  Code of Ethics

      (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

      (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

      (a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

      (2) The Registrant's Board has designated John W. Chandler, a member of the Registrant's Audit Committee, as the Registrant's Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an "audit committee financial expert" shall not make such person an "expert" for any purpose, including without limitation under
Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

      (a)   Audit Fees 2006 - $37,800

      (b)   Audit-Related fees - None.

      (c)   Tax Preparation Fees 2006 -$11,324

      (d)   All Other Fees - None

      (e)   (1)   Audit Committee Pre-Approval Policy. All services to be
                  performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

      (e)   (2)   Not applicable.

      (f)   Not applicable.

      (g)   Aggregate Non-Audit Fees 2006 -$11,324

      (h)   Not applicable.


Item 11. Controls and Procedures.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

      (b) The registrant's principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

      (a) Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

      (b)   (1)   Certification pursuant to Rule 30a-2(a) under the Investment
                  Company Act of 1940 (17 CFR 270.30a-2) attached hereto as
                  Exhibit 99.CERT.

            (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By: /s/ Jean B. Buttner
    --------------------------
    Jean B. Buttner, President


Date: March 12, 2007
      --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jean B. Buttner
    -------------------------------------------------------
    Jean B. Buttner, President, Principal Executive Officer


By: /s/ Stephen R. Anastasio
    ------------------------------------------------------------
    Stephen R. Anastasio, Treasurer, Principal Financial Officer


Date: March 12, 2007
      --------------